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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549

                                       FORM 8-K

                                    CURRENT REPORT




        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  September 17, 1996



                                  GENTA INCORPORATED
                (Exact name of registrant as specified in its charter)

                            Commission file number 0-19635

         DELAWARE                                             33-0326866
(State or other jurisdiction of                              (IRS Employer
incorporation or organization)                           Identification Number)


                   3550 GENERAL ATOMICS COURT, SAN DIEGO, CA 92121
                       (Address of principal executive offices)
                                      (Zip Code)

                                    (619) 455-2700
                 (Registrant's telephone number, including area code)

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                                  GENTA INCORPORATED

                                       FORM 8-K

                                    CURRENT REPORT

                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Item 5.  Other Events                                                        3

Item 7.  Financial Statements and Exhibits                                   3

Signature                                                                    4

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ITEM 5.  OTHER EVENTS

    Genta Incorporated (the "Company") announced on September 17, 1996 that it had raised gross proceeds of $2.0 million (approximately $1.9 million net of offering fees and costs) through the sale of 4% convertible debentures due August 1, 1997 (the "4% Convertible Debentures") to investors in a private placement outside of the United States (the "U.S."). The 4% Convertible Debentures are convertible, at the option of the holders, beginning in October 1996, into shares of the Company's Common Stock at a conversion price equal to 75% of the average Nasdaq closing bid price of Company Common Stock for a specified period. Terms of the 4% Convertible Debentures also provide for interest payable in shares of the Company's Common Stock.

    The Company believes that proceeds from the offering may be adequate to finance the Company's operations and cover potential restructuring costs into November, 1996. The Company is in discussions with potential corporate partners, certain of the holders of its Preferred Stock and other entities regarding collaborative agreements, restructurings, licensings, asset sales and other financing arrangements, and is actively seeking additional financing. There can be no assurance that such collaborative agreements, restructurings, licensings, assets sales or other sources of funding will be available on favorable terms, if at all. If additional funding is unavailable, the Company will be forced to license or sell certain of its assets and technology, scale back or eliminate some or all of its development programs and further reduce its workforce and spending.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

         10.1 Form of Regulation S Securities Subscription Agreement entered into between the Company and certain purchasers of the 4% Convertible Debentures.

         10.2   Form of 4% Convertible Debenture Due August 1, 1997.

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                                      SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       GENTA INCORPORATED



Date:  September 24, 1996              /s/ Howard Sampson
                                       ----------------------------------------
                                                 Howard Sampson
                                            Vice President, Chief Financial
                                            Officer and Assistant Secretary

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                                    EXHIBIT INDEX

Exhibit
Number                            Description                             Page
- -------                           -----------                             ----
10.1 Form of Regulation S Securities Subscription Agreement
     entered into between the Companyand certain purchasers of the 4%
     Convertible Debentures of the Company.                                  6

10.2 Form of 4% Convertible Debenture Due August 1, 1997.                   18